SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________

                                    FORM 8-K
                                   ___________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 21, 2005

                              GREAT WEST GOLD, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



     WYOMING                           000-24262               91-1363905

(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)       (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                    c/o St. James Resource Management Limited
                                16 Hanover Square
                         London, W1S 1HT, United Kingdon
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 44 207 408 9451
                            (ISSUER TELEPHONE NUMBER)


                            (FORMER NAME AND ADDRESS)

         ===============================================================

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

--------------------------------------------------------------------------------
Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 21, 2005 (the "Effective Date"), pursuant to a Stock Purchase Agreement (the "Agreement") by and among Great West Gold, Inc., a Wyoming corporation ("Great West"); the shareholders of Golden Eagle Mining Limited (collectively Golden Eagle and the Golden Eagle shareholders shall be known as the "Golden Eagle Group"), Great West purchased all of the outstanding shares of Golden Eagle from the Golden Eagle shareholders for a total of 7,000,000,000 shares of Great West's common stock to the Golden Eagle shareholders. Pursuant to the agreement, Golden Eagle became a wholly owned subsidiary of Great West.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, Great West purchased all of the outstanding shares of Golden Eagle for a total of 7,000,000,000 shares of Great West's common stock and Golden Eagle became a wholly owned subsidiary of Great West. The following sets forth a summary of the Golden Eagle mines:

The Golden Eagle property is approximately 3,345 acres located in Imperial County in California between the Mesquite gold mine and the Picacho gold mine. Mesquite was mined by Newmont for over 15 years and produced 154MM tons of ore at an average grade of .026 OPT, for a total of 4MM ounces gold. Newmont proved an additional 42.9MM tons at .021 OPT, which the present owner (Western Goldfields) plans to develop. Picacho was the flagship gold mine of Glamis Gold, producing 388,000 ounces of gold from 1981 until the mine's closure in 2000. Geochemical work by MagnaChem Exploration demonstrated the similarity of the mineralization at Golden Eagle to the arsenic-rich peraluminous gold systems at both Mesquite and Picacho.

The regional geological setting is dominated by a major low angle fault system that occurs throughout the southeastern Chocolate Mountains, and which is commonly known as the Sortan fault. At the Golden Eagle, this structure probably connects up with a similar structure to the north. Most of the gold occurs in a breccia unit related to the Sortan fault that strikes northwest, dips northeast and juxtaposes Jurassic Winterhaven Formation against lower plate gneisses which have been extensively intruded by biotite alaskite phases of the Marcus Wash peraluminous granitic complex. Previous drilling by Santa Fe Resources did not test any along-strike or down-dip projections of this structure, which appears to be concealed by shallow Tertiary to Quaternary alluvial cover. Possible additional targets include mineralized megabreccia lenses of gneiss within the Bear Canyon conglomerate unit.

Golden Eagle has no proven reserves at this time. In addition, Golden Eagle had no tangible liabilities or operations and their sole asset consists of mining rights. Based upon same, no financial statements will be filed for Golden Eagle since the entire purchase price consists of common stock will be expensed.

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

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On October 21, 2005, pursuant to the Agreement, Great West agreed to issue a total of 7,000,000 shares of the Company's common stock to the Golden Eagle shareholders in exchange for all of the outstanding shares of SIG in the following manner:

         Ashford World Investments Limited          1,000,000,000
         Lutton Grove Investments Limited           1,000,000,000
         Otter Vale Enterprises Limited             1,000,000,000
         Romney Marsh Investments Limited           1,000,000,000
         Teme Valley Holdings Limited               1,000,000,000
         Thistlemoor Estates Limited                1,000,000,000
         West Hay Estates Limited                   1,000,000,000

These shares were issued in reliance on an  exemption  from  registration  under
Section 4(2) of the Securities Act of 1933. These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since these received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)         Financial Statements of Business Acquired.


            Not Applicable

(b)         Pro Forma Financial Information.


            Not Applicable

(c)         Exhibits.


            Stock Purchase Agreement dated October 21, 2005 between Great West Gold, Inc. and Golden Eagle Mining Limited

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                      GREAT WEST GOLD, INC.

                       By: /s/ Richard Axtell
                           ------------------
                           Richard Axtell
                           President


Dated: October 25, 2005




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